Exhibit 4.1

Form of Stock Certificate approved by the Board of Directors of Weyerhaeuser Real Estate Company by unanimous consent resolution December 22, 1970.

_____________ Secretar

NUMBER

SHARES

Incorporated Under the Laws of the State of Washington

WEYERHAEUSER REAL ESTATE COMPANY

Authorized Capital Stock 1,000,000 Shares - $4.00 Par Value

SPECIMEN

THIS CERTIFIES THAT _____________ is the owner of _____________ Shares of the Capital Stock of

SPECIMEN

WEYERHAEUSER REAL ESTATE COMPANY

SPECIMEN

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, *the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this _____ day of _____ A.D. 19__*

Secretary _____________ President

Shares $4.00 Each.

16-863

CERTIFICATE

FOR

SHARES

OF THE

Capital Stock

ISSUED TO

DATED

For Value Received, ______ hereby sell, assign and transfer unto ______

______ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______ to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______ 19__

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Legend

This certificate evidences common shares representing an interest in Weyerhaeuser Real Estate Company.

The common shares in Weyerhaeuser Real Estate Company represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or under any other applicable securities laws. Such shares may not be sold, assigned, pledged or otherwise disposed of at any time without effective registration under such Act and laws or, in each case, exemption therefrom.